DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS May 31, 1997

DEAR SHAREHOLDER:

During the twelve months ended May 31, 1997, the economy accelerated, moving from trend-line growth to moderately strong growth to very strong growth. In March, with evidence of an overwhelmingly strong economy, the Federal Reserve Board raised the federal-funds rate 25 basis points to 5.5 percent. Although the current inflation environment remains favorable, members of the Federal Open Market Committee voiced concerns regarding the continuing strength in employment and a probable rise of inflationary pressures in the near future.

Interest rates on U.S. Treasuries were volatile over the course of the past twelve months, with two-year Treasury yields ranging from 6.54 percent to
5.58 percent. However, these yields ended the period virtually unchanged at
6.20 percent compared to 6.24 percent twelve months ago.

PERFORMANCE AND PORTFOLIO STRUCTURE

On May 31, 1997, Dean Witter Short-Term U.S. Treasury Trust had net assets in excess of $230 million. The Fund's total return for the twelve-month period was 5.63 percent compared to 6.61 percent for the Lehman Brothers 1 -3 Year Government Bond Index and 5.94 percent for the Lipper Short U.S. Treasury Funds Average. This performance includes income distributions totaling approximately $0.53 per share and a change in net asset value from $9.84 per share on May 31, 1996, to $9.85 per share on May 31, 1997. The accompanying chart compares the performance of the Fund to the performances of the Lehman Brothers Index and the Lipper Index. The Fund's performance for the twelve-month period reflected the volatility of the markets and the higher interest rate environment.

At the end of the period under review, the Fund's average maturity was approximately 2.2 years. The Fund maintains a diversified investment strategy across the maturity spectrum, to a maximum of five years. The Fund, whose income is free from state and local taxes in all 50 states and

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS MAY 31, 1997, continued

the District of Columbia, continues to offer investors an attractive alternative to other short-term investments and a competitive level of income.

LOOKING AHEAD

For the balance of 1997, we expect that the U.S. economy will moderate from its current strong pace and that the Federal Reserve Board will look for sustained confirmation of a strong economy and rising inflationary pressures before taking further action to slow the economy.

We appreciate your ongoing support of Dean Witter Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment objectives in the months and years to come.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board



                         GROWTH OF $10,000


DATE                  TOTAL              LEHMAN (3)      LIPPER IX (4)
----                  -----              ------          ---------
August 13, 1991       $10,000            $10,000           $10,000
May 31, 1992          $10,655            $10,684           $10,692
May 31, 1993          $11,373            $11,413           $11,484
May 31, 1994          $11,401            $11,644           $11,670
May 31, 1995          $12,110            $12,501           $12,495
May 31, 1996          $12,606            $13,161           $13,028
May 31, 1997          $13,315 (2)        $14,031 (3)       $13,802 (4)

                   AVERAGE ANNUAL TOTAL RETURNS
                     1 YEAR         LIFE OF FUND
                     ------         ------------
                     5.63 (1)         5.06 (1)


               ______Fund  ______Lehman(3) ______Lipper(4)

Past performance is not predictive of future returns.

-------------------------------------------

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2) Closing value assuming a complete redemption on May 31, 1997.

(3) The Lehman Brothers 1-3 Year Government Bond Index is a sub-index of the Lehman Brothers Government Bond Index and is comprised of Agency and Treasury securities with maturities of one to three years. The index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

(4) The Lipper Short U.S. Treasury Funds Average tracks the performance of all funds which invest at least 65% of their assets in U.S. Treasury bills, notes, and bonds with dollar-weighted average maturities of less than three years.

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
RESULTS OF SPECIAL MEETING (unaudited)

                                    * * *

On May 21, 1997, a special meeting of shareholders of Dean Witter Short-Term U.S. Treasury Trust was held for the purpose of voting on four separate matters, the results of which were as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC., THEN A WHOLLY OWNED SUBSIDIARY OF DEAN WITTER, DISCOVER & CO. ("DWDC"), IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DWDC.

 VOTE        NO. OF SHARES
---------- ---------------
For .......   12,935,846
Against  ..      480,544
Abstain....    1,442,606

(2) ELECTION OF TRUSTEES:

                             FOR       WITHHELD
                        ------------ -----------
Michael Bozic ..........  13,853,531   1,005,465
Charles A. Fiumefreddo    13,867,509     991,487
Edwin J. Garn ..........  13,887,473     971,523
John R. Haire ..........  13,873,658     985,338
Wayne E. Hedien ........  13,878,178     980,818
Dr. Manuel H. Johnson  .  13,887,115     971,881
Michael E. Nugent ......  13,889,305     969,691
Philip J. Purcell ......  13,882,367     976,629
John L. Schroeder ......  13,892,191     966,805

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
RESULTS OF SPECIAL MEETING (unaudited) continued

(3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

 VOTE        NO. OF SHARES
---------- ---------------
For .......   12,184,282
Against  ..      748,867
Abstain  ..    1,925,847

(4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

 VOTE        NO. OF SHARES
---------- ---------------
For .......   13,134,380
Against  ..      444,721
Abstain  ..    1,279,895

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS May 31, 1997

 PRINCIPAL                             DESCRIPTION
 AMOUNT IN                                 AND                                COUPON
 THOUSANDS                            MATURITY DATE                            RATE         VALUE
----------- ---------------------------------------------------------------- -------- -------------
            U.S. GOVERNMENT OBLIGATIONS (92.1%)
            U.S. Treasury Notes (80.8%)
   $1,100   02/28/98 ........................................................  5.125%    $1,094,522
    7,000   01/31/98 ........................................................  5.625      6,993,000
    6,800   10/31/98 ........................................................  5.875      6,783,816
   26,200   05/31/98 ........................................................  6.00      26,228,820
   26,600   09/30/98 ........................................................  6.00      26,599,202
    3,000   05/15/98 ........................................................  6.125      3,007,230
      100   07/31/00 ........................................................  6.125         99,299
   15,000   09/30/00 ........................................................  6.125     14,874,600
   10,900   12/31/01 ........................................................  6.125     10,739,334
    1,750   07/31/98 ........................................................  6.25       1,755,898
   13,500   04/30/01 ........................................................  6.25      13,402,530
   18,000   10/31/01 ........................................................  6.25      17,829,720
    1,500   02/28/02 ........................................................  6.25       1,484,220
   10,000   06/30/97 ........................................................  6.375     10,012,300
   10,000   05/15/99 ........................................................  6.375     10,030,800
    1,600   01/15/00 ........................................................  6.375      1,604,032
    8,000   04/30/00 ........................................................  6.75       8,081,760
   20,000   02/29/00 ........................................................  7.125     20,383,600
    5,000   02/15/98 ........................................................  7.25       5,048,450
                                                                                      -------------
                                                                                        186,053,133
                                                                                      -------------
            U.S. Treasury Strips (11.3%)
   18,300   05/15/99 (Coupon)  ..............................................  0.00      16,246,008
   12,000   08/15/00 (Principal)  ...........................................  0.00       9,801,600
                                                                                      -------------
                                                                                         26,047,608
                                                                                      -------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $212,892,601)(a)  ..............................    92.1%  212,100,741
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  .................     7.9    18,166,448
                                                                             -------- -------------
            NET ASSETS  .....................................................   100.0% $230,267,189
                                                                             ======== =============

------------

(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $626,770 and the aggregate gross unrealized depreciation is $1,418,630, resulting in net unrealized depreciation of $791,860.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997

 ASSETS:
Investments in securities, at value
 (identified cost $212,892,601) ......................................   $212,100,741
Cash .................................................................         45,086
Receivable for:
  Investments sold ...................................................     39,244,137
  Interest ...........................................................      2,947,538
  Shares of beneficial interest sold .................................        300,488
Prepaid expenses and other assets ....................................         42,017
                                                                       --------------
  TOTAL ASSETS .......................................................    254,680,007
                                                                       --------------
LIABILITIES:
Payable for:
  Investments purchased ..............................................     23,235,744
  Shares of beneficial interest repurchased ..........................        873,078
  Plan of distribution fee ...........................................         68,956
  Investment management fee ..........................................         68,956
  Dividends to shareholders ..........................................         68,035
Accrued expenses and other payables ..................................         98,049
                                                                       --------------
  TOTAL LIABILITIES ..................................................     24,412,818
                                                                       --------------
NET ASSETS:
Paid-in-capital ......................................................    248,878,557
Net unrealized depreciation ..........................................       (791,860)
Accumulated undistributed net investment income ......................        394,587
Accumulated net realized loss ........................................    (18,214,095)
                                                                       --------------
  NET ASSETS .........................................................   $230,267,189
                                                                       ==============
NET ASSET VALUE PER SHARE,
 23,379,838 shares outstanding (unlimited shares authorized of $.01
 par value) ..........................................................   $       9.85
                                                                       ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended May 31, 1997

 NET INVESTMENT INCOME:
INTEREST INCOME ........................   $16,113,858
                                         -------------
EXPENSES
Investment management fee ..............       902,158
Plan of distribution fee ...............       890,492
Transfer agent fees and expenses  ......       129,498
Registration fees ......................        70,096
Professional fees ......................        45,122
Shareholder reports and notices  .......        39,730
Trustees' fees and expenses ............        18,229
Custodian fees .........................        16,777
Organizational expenses ................         6,642
Other ..................................        16,814
                                         -------------
  TOTAL EXPENSES .......................     2,135,558
                                         -------------
  NET INVESTMENT INCOME ................    13,978,300
                                         -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized loss ......................      (293,887)
Net change in unrealized depreciation  .       112,927
                                         -------------
  NET LOSS .............................      (180,960)
                                         -------------
NET INCREASE ...........................   $13,797,340
                                         =============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR    FOR THE YEAR
                                                            ENDED           ENDED
                                                         MAY 31, 1997    MAY 31, 1996
------------------------------------------------------ -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................  $ 13,978,300    $ 14,778,861
Net realized loss .....................................      (293,887)        (87,549)
Net change in unrealized appreciation/depreciation  ...       112,927      (3,742,190)
                                                       --------------  --------------
  NET INCREASE ........................................    13,797,340      10,949,122
Dividends from net investment income ..................   (13,860,110)    (14,943,028)
Net decrease from transactions in shares of beneficial
 interest .............................................   (28,307,309)    (10,553,025)
                                                       --------------  --------------
  NET DECREASE ........................................   (28,370,079)    (14,546,931)
NET ASSETS:
Beginning of period ...................................   258,637,268     273,184,199
                                                       --------------  --------------
  END OF PERIOD
  (Including undistributed net investment income of
  $394,587 and $276,397, respectively) ................  $230,267,189    $258,637,268
                                                       ==============  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Short-Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $135,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and were fully amortized using the straight-line method from the commencement of operations through August 12, 1996.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued

following activities and services may be provided by the Distributor under the Plan: (1) compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, other employees and selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the year ended May 31, 1997, the distribtion fee was accrued at the annual rate of 0.35%.

4.  SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities excluding short-term investments for the year ended May 31, 1997 aggregated $348,884,792 and $403,901,066, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $13,540.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,176. At May 31, 1997, the Fund had an accrued pension liability of $37,638 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1997, continued

5. FEDERAL INCOME TAX STATUS

At May 31, 1997, the Fund had a net capital loss carryover of approximately $18,110,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

   AMOUNTS IN THOUSANDS
-------------------------
   2003      2004    2005
--------- -------- ------
 $11,507    $6,271   $332

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $103,000 during fiscal 1997.

As of May 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                     FOR THE YEAR                   FOR THE YEAR
                                                        ENDED                          ENDED
                                                     MAY 31, 1997                   MAY 31, 1996
                                           ------------------------------ ------------------------------
                                                SHARES         AMOUNT          SHARES         AMOUNT
                                           -------------- --------------- -------------- ---------------
Shares sold ...............................   25,650,127    $ 253,738,691    34,443,060    $ 344,385,684
Shares issued in reinvestment of
 dividends.................................    1,132,124       11,170,571     1,214,559       12,124,758
                                           -------------- --------------- -------------- ---------------
                                              26,782,251      264,909,262    35,657,619      356,510,442
Shares repurchased ........................  (29,680,876)    (293,216,571)  (36,751,484)    (367,063,467)
                                           -------------- --------------- -------------- ---------------
Net decrease...............................   (2,898,625)   $ (28,307,309)   (1,093,865)   $ (10,553,025)
                                           ============== =============== ============== ===============

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                  FOR THE PERIOD
                                                        FOR THE YEAR ENDED MAY 31                AUGUST 13, 1991*
                                                                                                     THROUGH
                                         ------------------------------------------------------    MAY 31, 1992
                                             1997       1996       1995       1994       1993
---------------------------------------- ---------- ---------- ---------- ---------- ----------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....    $9.84      $9.98      $9.88     $10.34     $10.21          $10.00
                                         ---------- ---------- ---------- ---------- ---------- ----------------
Net investment income ...................     0.54       0.54       0.49       0.49       0.54            0.44
Net realized and unrealized gain (loss)         --     (0.14)       0.10     (0.45)       0.13            0.20
                                         ---------- ---------- ---------- ---------- ---------- ----------------
Total from investment operations  .......     0.54       0.40       0.59       0.04       0.67            0.64
                                         ---------- ---------- ---------- ---------- ---------- ----------------
Less dividends and distributions from:
 Net investment income ..................   (0.53)     (0.54)     (0.49)     (0.50)     (0.53)          (0.43)
 Net realized gain ......................     --         --         --         --       (0.01)          --
                                         ---------- ---------- ---------- ---------- ---------- ----------------
Total dividends and distributions  ......   (0.53)     (0.54)     (0.49)     (0.50)     (0.54)          (0.43)
                                         ---------- ---------- ---------- ---------- ---------- ----------------
Net asset value, end of period ..........    $9.85      $9.84      $9.98      $9.88     $10.34          $10.21
                                         ========== ========== ========== ========== ========== ================
TOTAL INVESTMENT RETURN+ ................    5.63%      4.09%      6.22%      0.25%      6.75%        6.55%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................    0.83%      0.84%      0.84%      0.79%      0.80%     0.79%(2)(3)
Net investment income ...................    5.42%      5.33%      4.93%      4.74%      5.18%     5.49%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .$230,267    $258,637   $273,184   $516,017   $584,206     $523,555
Portfolio turnover rate .................     149%        63%        30%        49%        21%          12%(1)

------------
*      Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 0.81% and 5.47%, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Short-Term U.S. Treasury Trust (the "Fund") at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for the period August 13, 1991 (commencement of operations) through May 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
July 10, 1997

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TRUSTEES

Michael Bozic
Charles A. Fiumefreddo                          DEAN WITTER
Edwin J. Garn
John R. Haire                                   SHORT-TERM
Dr. Manual H. Johnson
Michael E. Nugent                               U.S. TREASURY
Philip J. Purcell
John L. Schroeder                               TRUST

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its offers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospective.

ANNUAL REPORT
MAY 31, 1997